                                EXHIBIT (8)(C)
                                --------------


               Amended Schedule A to Participation Agreement by and between Variable Insurance Products Funds and Variable Insurance Products Fund II, Fidelity Distributors
               Corporation and PFL Life Insurance Company.

                       PARTICIPATION AGREEMENT ADDENDUM

                                  SCHEDULE A
                                  ----------
                                   Accounts
                                   --------

This Schedule shall be effective as of the date of the last signature below, and replaces and supersedes Schedule A to the Participation Agreement dated April 1, 1991 (as amended) among the Variable Insurance Products Fund, Fidelity Distributors Corporation and PFL Life Insurance Company.

                                                                      Date of Resolutions of
                                                                      Company's Board which
      Name of Contracts                 Name of Accounts             established the Accounts
      -----------------                 ----------------             ------------------------
   Fidelity Income Plus               Fidelity Variable Annuity        August 24, 1979 (by an
Individual Variable Annuity                Account                      affiliate subsequently
       Contracts                                                     acquired by the Company)

  PFL Retirement Builder               PFL Retirement Builder
Individual Variable Annuity           Variable Annuity Account              March 29, 1996
       Contracts


  PFL Retirement Builder               PFL Retirement Builder
Immediate Variable Annuity            Variable Annuity Account              March 29, 1996
       Contracts

 Portfolio Select Individual           PFL Retirement Builder
 Variable Annuity Contracts           Variable Annuity Account              March 29, 1996

In witness whereof, we have hereunto set our hand as of the dates indicated:


PFL Life Insurance Company            Variable Insurance Products Fund

By: /s/ [SIGNATURE ILLEGIBLE]         By: /s/ [SIGNATURE ILLEGIBLE]
    ------------------------------        ---------------------------------

Title:  President                     Title:  Senior Vice President
       ---------------------------           ------------------------------

Date:   3/12/99                       Date:   3/9/99
       ---------------------------           ------------------------------


Fidelity Distributors Corporation

By: /s/ [SIGNATURE ILLEGIBLE]
    ------------------------------

Title:  Vice President
       ---------------------------

Date:   3/4/99
       ---------------------------

                       PARTICIPATION AGREEMENT ADDENDUM

                                  SCHEDULE A
                                  ----------
                                   Accounts
                                   --------

This Schedule shall be effective as of the date of the last signature below, and replaces and supersedes Schedule A to the Participation Agreement dated April 1, 1991 (as amended) among Variable Insurance Products Fund II, Fidelity Distributors Corporation and PFL Life Insurance Company.

                                                                      Date of Resolutions of
                                                                       Company's Board which
       Name of Contracts                 Name of Accounts            established the Accounts
       -----------------                 ----------------            ------------------------
   Fidelity Income Plus                  Fidelity Variable             August 24, 1979 (by an
Individual Variable Annuity              Annuity Account              affiliate subsequently
       Contracts                                                      acquired by the Company)


  PFL Retirement Builder               PFL Retirement Builder
Individual Variable Annuity           Variable Annuity Account                  March 29, 1996
       Contracts


  PFL Retirement Builder               PFL Retirement Builder
Immediate Variable Annuity            Variable Annuity Account                  March 29, 1996
       Contracts

 Portfolio Select Individual           PFL Retirement Builder
 Variable Annuity Contracts           Variable Annuity Account                  March 29, 1996

In witness whereof, we have hereunto set our hand as of the dates indicated:

PFL Life Insurance Company           Variable Insurance Products Fund II

By: /s/ [SIGNATURE ILLEGIBLE]        By: /s/  [SIGNATURE ILLEGIBLE]
    -----------------------------        ----------------------------------

Title:  President                    Title:   Senior Vice President
       --------------------------           -------------------------------

Date:   3/12/99                      Date:    3/9/99
       --------------------------           -------------------------------


Fidelity Distributors Corporation

By: /s/ [SIGNATURE ILLEGIBLE]
    -----------------------------

Title:  Vice President
       --------------------------

Date:   3/4/99
       --------------------------